UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2024

NEPTUNE WELLNESS SOLUTIONS INC.

(Exact name of Registrant as Specified in Its Charter)

Québec	001-33526	98-1504882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Promenade du Centropolis Suite 100
Laval, Québec, Canada		H7T 0A3
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (450) 687-2262

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	NEPT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2024, Neptune Wellness Solutions Inc. (the "Company"), announced that its President and Chief Executive Officer, Michael Cammarata, and its Executive Vice President and Chief Legal Officer, John Wirt, have been placed on mandatory unpaid leave, effective February 23, 2024, in connection with a rapid cost cutting and restructuring effort, as a result of the Company’s previously disclosed ongoing financial concerns. Mr. Cammarata also concurrently resigned from the Company’s board of directors (the “Board”) and all other board positions at the Company’s subsidiaries and affiliates effective immediately. Mr. Cammarata is challenging his unpaid leave under the terms of his employment agreement, and there is a risk of dispute under existing employment agreements as a result of the announced temporary leaves.
The Company is currently working through a succession plan to determine who will assume the role of Interim Chief Executive Officer in Mr. Cammarata’s absence. In the interim, the Company has appointed a special restructuring committee comprised of certain members of the Board to evaluate candidates for the role of Interim Chief Executive Officer and to lead the Company through this transitory period.

Item 8.01 Other Events.

On February 26, 2024, the Company issued a press release announcing that it placed several of its employees on a mandatory unpaid leave of absence, including Mr. Cammarata and Mr. Wirt. A copy of this press release is attached as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed or furnished, as applicable, with this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press release, dated February 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neptune Wellness Solutions Inc.

Date:	February 26, 2024	By:	/s/ Lisa Gainsborg
Lisa Gainsborg Interim Chief Financial Officer